                                                                   Exhibit 10.37



                               AMENDMENT NO. 10
                                    TO THE
                      HEALTH MANAGEMENT ASSOCIATES, INC.
                     1991 NON-STATUTORY STOCK OPTION PLAN

                          Effective December 5, 2000


     WHEREAS, Health Management Associates, Inc., a Delaware corporation (the "Company"), has established the Health Management Associates, Inc. 1991 Non-Statutory Stock Option Plan, effective May 14, 1991, as heretofore amended (the "1991 Option Plan"); and

     WHEREAS, the Company desires to amend the 1991 Option Plan pursuant to
Section 11 of the 1991 Option Plan in the manner herein set forth;

     NOW, THEREFORE, the first paragraph of Section 10 of the 1991 Option Plan is hereby amended and replaced in its entirety, to provide as follows (with the second paragraph of said Section 10 remaining unchanged by this Amendment):

     "10. Form of Options and Conditions to Their Exercise. Each option by its terms will provide that it is not transferable by the grantee otherwise than by will or the laws of descent and distribution, and that it is exercisable, during the lifetime of the grantee, only by him; provided, however, that the Committee, in its discretion, may permit a grantee to transfer an option owned by him to a trust of which he is the sole lifetime trustee and sole lifetime beneficiary."

     Except as amended hereby, the 1991 Option Plan shall remain in full force and effect in accordance with its terms.

     This Amendment No. 10 to the Health Management Associates, Inc. 1991 Non-Statutory Stock Option Plan was authorized, approved and adopted by the Board of Directors of the Company on December 5, 2000.


                                          /s/ Timothy R. Parry
                                          -------------------------------------
                                          Timothy R. Parry, Corporate Secretary

                                      58